Employee Benefit Plans	12 Months Ended
Feb. 24, 2012
Employee Benefit Plans [Abstract]
Employee Benefit Plans
14.	Employee Benefit Plans

The Company maintains a retirement savings 401(k) plan for eligible employees.  The Company's contributes 100% to the plan based on the first 4% of the employees' qualifying contributions.  The Company's contributions totaled $422 and $330 in fiscal 2012 and fiscal 2011, respectively.

The Company has an Employee Stock Purchase Plan, which was adopted by the Board of Directors on November 3, 1987.  All employees meeting service requirements, except officers, directors and 10% shareholders, are eligible to voluntarily purchase Common Stock through payroll deductions up to 10% of salary.  The Company makes a matching contribution of 20% of the employee's contribution.  The Company originally reserved 270,000 shares for issuance under this plan, of which 174,375 shares are still remaining.